UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                              SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a)
                 of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant   [_]

CHECK THE APPROPRIATE BOX:

[_]  Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        HOST AMERICA CORPORATION
                        ------------------------
            (Name of Registrant as Specified In Its Charter)

 _______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          _______________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          _______________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          _______________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          _______________________________________________________________

     (5)  Total fee paid:

          _______________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          _______________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          _______________________________________________________________

     (3)  Filing Party:

          _______________________________________________________________

     (4)  Date Filed:

          _______________________________________________________________

Notes:

                        HOST AMERICA CORPORATION
                              Two Broadway
                          Hamden, CT 06518-2697
                             (203) 248-4100
                          ____________________

                             PROXY STATEMENT

                          ____________________

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To Be Held April 24, 2001

             TO THE SHAREHOLDERS OF HOST AMERICA CORPORATION

NOTICE HEREBY IS GIVEN that a Special Meeting of Shareholders of Host America Corporation, a Colorado corporation (the "Company") will be held at 310 West Shepard Street, Hamden, Connecticut 06514, on April 24, 2001, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1. To approve for sale and issuance from time to time up to $4.0 million of Common Stock (or securities convertible into Common Stock) in private transactions through December 31, 2001 at a price not less than 75% of the market value of the Common Stock on March 20, 2001. In no event will the Common Stock be sold at less than the book value of $2.63 as of December 29, 2000.

     2. To transact such other business as properly may come before the meeting or any adjournment thereof.

Only holders of the voting $.001 par value Common Stock and voting Series A Preferred Stock of the Company of record at the close of business on March 20, 2001 will be entitled to notice of and to vote at the Special Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.


BY ORDER OF THE BOARD OF DIRECTORS.

                                   GEOFFREY W. RAMSEY
                                   PRESIDENT
Hamden, Connecticut
March 23, 2001

                        HOST AMERICA CORPORATION
                              Two Broadway
                          Hamden, CT 06518-2697
                             (203) 248-4100
                          ____________________

                             PROXY STATEMENT
                          ____________________

                     SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD APRIL 24, 2001


                           GENERAL INFORMATION
                           -------------------

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Host America Corporation, a Colorado corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held at 310 West Shepard Street, Hamden, Connecticut 06514, on April 24, 2001, at 10:00 a.m., Eastern Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about March 23, 2001.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mails; however, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.


                  SHARES OUTSTANDING AND VOTING RIGHTS
                  ------------------------------------

     All voting rights are vested exclusively in the holders of the Company's $.001 par value Common Stock and the voting Series A Preferred Stock, with each share entitled to one vote. Only shareholders of record at the close of business on March 20, 2001, are entitled to notice of and to vote at the meeting or any adjournment thereof. On March 20, 2001, the Company had 1,343,474 shares of its $.001 par value Common Stock outstanding and 700,000 Series A Preferred Stock, each share of which is entitled to one vote on all matters to be voted upon at the meeting.

     A majority of the Company's outstanding Common Stock and Series A Preferred Stock represented in person or by proxy shall constitute a quorum at the meeting.

                      SECURITY OWNERSHIP OF CERTAIN
                    BENEFICIAL OWNERS AND MANAGEMENT
                    --------------------------------

     The following table sets forth the number and percentage of shares of the Company's $.001 par value Common Stock owned beneficially, as of March 20, 2001, by any person who is known to the Company to be the beneficial owner of 5% or more of such Common Stock and Series A Preferred Stock and, in addition, by each Director of the Company and its subsidiaries and by all Directors and Officers of the Company and its subsidiaries as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

                                                                    Beneficial Ownership
                        Beneficial Ownership  Beneficial Ownership   Based on 2,043,474
                        Voting Common(1)(2)    Voting Preferred(2)    Voting Shares(3)
                        -------------          ----------------       -------------
Name and Address       Shares        Percent  Shares       Percent  Shares       Percent
----------------       ------        -------  ------       -------  ------       -------
Geoffrey W. and        101,350 (4)    5.0%    225,000 (3)  32.1%   326,350       16.0%
 Debra Ramsey
2 Broadway
Hamden, CT 06518-2697

David J. Murphy         98,100 (5)    4.8%    225,000 (5)  32.1%   323,100       15.8%
2 Broadway
Hamden, CT 06518-2697

Anne L. Ramsey          25,327 (6)    1.2%          0          *    25,327        1.2%
2 Broadway
Hamden, CT 06518-2697

Thomas P. and
 Irene Eagan            30,250 (7)    1.5%    100,000 (6)  14.4%   130,250        6.4%
11 Woodhouse Avenue
Northford, CT 06472

Patrick J. Healy        18,850 (8)    0.9%          0          *    18,850        0.9%
2 Broadway
Hamden, CT 06518-2697

John D'Antona           18,750 (9)    0.9%          0          *    18,750        0.9%
2 Broadway
Hamden, CT 06518-2697

Gilbert Rossomando     111,061        5.4%          0          *   111,061        5.4%
2 Broadway
Hamden, CT 06518-2697

                                   -3-

Mark Cerreta           111,061        5.4%          0          *   111,061        5.4%
2 Broadway
Hamden , CT 06518-2697

Robert C. Vaughan            0        0.0%    150,000      21.4%   150,000        7.3%
2315 N. Kachina
Mesa, AZ  85203

All Executive Officers
and Directors as a
group (7 persons)      514,749       25.2%    700,000     100.0% 1,214,749       59.4%

____________________
* Less than 1%

(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-
     3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the number and percentage owned by each other person listed.
(2)  Calculated on the basis that a total of 1,343,474 shares of Common
     Stock are issued and outstanding and 700,000 shares of voting Series
     A Preferred are outstanding.
(3) There are 1,343,474 shares of voting Common Stock and 700,000 shares of voting Series A Preferred for a total of 2,043,474 shares eligible to vote any matter to come before the meeting.
(4) Mr. Ramsey is the beneficial owner of 21,350 shares of Common Stock, options to purchase 80,000 shares of Common Stock and 225,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 225,000 shares of Common Stock. Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.
(5) Mr. Murphy is the beneficial owner of 18,100 shares of Common Stock, options to purchase 80,000 shares of Common Stock and 225,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 225,000 shares of Common Stock. Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.
(6) Ms. Ramsey is the beneficial owner of 577 shares of Common Stock and 24,750 options to purchase shares of Common Stock.
(7) Mr. Eagan is the beneficial owner of 3,000 shares of Common Stock and options to purchase 27,250 shares of Common Stock and of 100,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 100,000 shares of Common Stock.
     Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.
(8) Mr. Healy is the beneficial owner of options to purchase 100 shares of Common Stock and 18,750 options to purchase Common Stock.
(9) Mr. D'Antona is the beneficial owner of options to purchase 18,750 shares of Common Stock.

     Additional shares of Common Stock may be issued earlier upon the conversion of the Series A Preferred Stock to Messrs. Ramsey, Murphy and Eagan if certain performance goals are achieved. To date, these performance goals have not been met.

     There is no arrangement or understanding known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                               PROPOSAL 1
                           FINANCING PROPOSAL

     Host is seeking authorization from shareholders to sell and issue up to $4.0 million of Common Stock (or securities convertible into Common Stock) in equity private transactions from time to time until December 31, 2001 at a price not less than 75% of the market value as defined by the National Association of Securities Dealers, Inc. (the "NASD") of the Common Stock on March 20, 2001 ("Financing Proposal"). In no event will the Common Stock be sold at a price less than the book value of $2.63 as of December 29, 2000.

BACKGROUND

     The Board of Directors believes it is in the best interests of the Company to raise additional capital for debt reduction and for working capital purposes. Additional working capital will also help us to maintain a sufficient net worth to ensure our continued listing on The Nasdaq Stock Market.

REASONS FOR THE FINANCING PROPOSAL

     Under the Colorado Business Corporation Act and the Company's Certificate of Incorporation and Bylaws, no action or authorization by the Company's shareholders is necessary for the Financing Proposal. However, because the Common Stock is quoted on The Nasdaq Stock Market, the Company is subject to the rules of the NASD. NASD Rule 4350(i) generally requires shareholder approval for the issuance by a company of shares of its common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the voting power of all shares of the company if such shares are sold in a transaction other than a public offering at a price (or with a conversion price of) less than the greater of book value or market value of such company's common stock. Approval of the Financing Proposal would not limit the Company from taking any action for which shareholder approval is not otherwise required.

     The market price of the Common Stock has been volatile in recent periods. If the Financing Proposal is approved at the Special Meeting, the Company will be authorized to issue up to $4.0 million of Common Stock (or securities convertible into Common Stock) in equity private transactions from time to time until December 31, 2001 at a price not less than 75% of the market value of the Common Stock on March 20, 2001. In no event will the Common Stock be sold at a price less than the book value of $2.63 as of December 29, 2000. At March 20, 2001, the closing price of the Common Stock on the Nasdaq Stock Market was $3.00 and the book value per share of the Common Stock on December 29, 2000 was $2.63.

     If shareholders approve the Financing Proposal at the Special Meeting, no further authorization by shareholders for the issuance of securities pursuant to this authorization will be obtained. The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters will be determined by the Board of Directors.

     The affirmative vote of the holders of a majority of the shares outstanding is necessary to approve the Financing Proposal.

RISK FACTORS

     In addition to the other information set forth in this proxy statement, shareholders should carefully consider the following factors before acting on the Financing Proposal.

DILUTION TO EXISTING SHAREHOLDERS; IMPACT ON MARKET VALUE OF COMMON STOCK

     The sale of a significant amount of Common Stock or securities convertible into Common Stock could cause substantial dilution to the voting power, earnings per share and interests of current shareholders.

CONSEQUENCES IF THE FINANCING PROPOSAL IS NOT APPROVED

     If the Financing Proposal is not approved by the Company's shareholders at the Special Meeting, the consequences could have a material adverse effect on the Company's business, results of operations and financial condition. If the Company is unable to obtain adequate new funding, the Company may be delisted from Nasdaq, required to restructure its bank credit facilities, and may be required to reduce its capital spending which could have a material adverse effect on the Company's results of operations.

THE BOARD OF DIRECTORS BELIEVES THAT THE FINANCING PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF THE FINANCING PROPOSAL.

     It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of the Financing Proposal unless otherwise instructed in such Proxy.


                         INDEPENDENT ACCOUNTANTS

     A representative of DiSanto Bertoline & Company, P.C., the Company's principal accountants since the Company's inception, is expected to be present at the Special Meeting. The representative will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

                 FINANCIAL STATEMENTS AND INCORPORATION
                       OF INFORMATION BY REFERENCE

     The following documents, which are on file with the Securities and Exchange Commission (the "Commission") (Exchange Act File No. 0-16196) are incorporated in this Proxy Statement by reference and made a part hereof:

     (i)  Annual Report on Form 10-KSB for the year ended June 30, 2000;
          and

     (ii) Quarterly Reports on Form 10-QSB for the quarters ended September 29, 2000 and December 29, 2000.

     All documents filed by Host with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement shall be deemed to be incorporated by reference in this Proxy Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     Host will provide without charge to each person to whom this Proxy Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents). Written or telephone requests should be directed to Host at Two Broadway, Hamden, CT 06518-2697. Attention: Anne L. Ramsey or at (203) 248-4100.


                     TRANSACTIONS OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgement.

                              By Order of the Board of Directors

                              Geoffrey W. Ramsey

March 23, 2001

PROXY                                                               PROXY
-----                                                               -----

--------------------------------------------------------------------------
              PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                   SOLICITED BY THE BOARD OF DIRECTORS
--------------------------------------------------------------------------

     The undersigned hereby constitutes and appoints Geoffrey W. Ramsey and David J. Murphy, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of the $.001 par value Common Stock of Host America Corporation, a Colorado corporation at the Special Meeting of Shareholders to be held at 310 West Shepard Street, Hamden, Connecticut at 10:00 a.m. Eastern Time, on April 24, 2001, and any and all adjournments thereof, for the following purposes:

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED IN FAVOR OF THE PROPOSAL CONTAINED IN THE PROXY STATEMENT.

     1. To approve for sale and issuance from time to time up to $4.0 million of Common Stock (or securities convertible into Common Stock) in private transactions through December 31, 2001 at a price not less than 75% of the market value of the Common Stock on March 20, 2001. In no event will the Common Stock be sold at a price less than the book value of $2.63 as of December 29, 2000.

               [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

               CONTINUED AND TO BE SIGNED ON REVERSE SIDE


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW. [ ]

     ___________________________________
     ___________________________________
     ___________________________________
     ___________________________________

     Even if you are planning to attend the meeting in person, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.

DO YOU PLAN TO ATTEND THE SPECIAL MEETING:    [ ] YES     [ ] NO

     Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased shareholder should give their title. Please date the Proxy.

Signature(s) ________________________________  Date: _________________

             ________________________________  Date: _________________